Exhibit 10.60
CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Amendment No. 1 To
Qualcomm Atheros Technology Ltd., Volume Purchase Agreement
This Amendment No. 1 to the Qualcomm Atheros Technology Ltd., Volume Purchase Agreement (the “Amendment”) is entered into as of June 17, 2014 (the “Effective Date”) by and between and Qualcomm Atheros Technology Ltd. (formerly Atheros Technology Ltd., “QATL”), with principal business address at Belvedere Building, 69, Pitts Bay Road, Ground Floor, Pembroke, HM 08, Bermuda, and Aruba Networks, Inc., (“Buyer”) with principal business address at 1344 Crossman Ave., Sunnyvale, CA 94089.
Whereas, QATL and Buyer entered into the Qualcomm Atheros Technology Ltd., Volume Purchase Agreement (“Agreement”) effective February 28, 2011, and
Whereas, the parties wish to amend the Agreement as set forth herein.
Therefore, the parties agree as follows:
1.Section 3.1 Delivery is hereby amended and restated in full as follows:
Components will be delivered FCA (Incoterms 2010), QATL’s’ designated factory dock or distribution center dock. Buyer will pay all costs relating to transportation, delivery, duties and insurance. [***] will provide QATL with shipping instructions on its order and if it fails to do so, QATL will determine the carrier and means of transportation and will ship the Components freight collect. Buyer shall notify QATL in writing of any shortage in any shipment within thirty (30) days after Buyer’s receipt of such shipment. All shipments shall be directed to a Buyer operated receiving location.
2.    Section 9. [***];
3.    Section 12.9 is hereby amended and restated in full as follows:
12.9 Survival. The following provisions shall survive the termination of this Agreement or the relationship between QATL and Buyer: Articles: 3.3 Title, 3.4 Exporter and Importer of Record; 4. Returns; 5. Prices; Payment; Taxes, 6. Reservation of Rights; No License; markings, 8. Limited Warranty, 10. Limitation of Liability, 11. Export Compliance and 12. General.
4.    Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by persons duly authorized, to be effective as of the Effective Date above written.

QUALCOMM ATHEROS TECHNOLOGY LTD.	Aruba Networks, Inc.

/s/ James A. F. Watlington	/s/ Joshua Cash
Authorized Signature	Authorized Signature

QCA Confidential
James A. F. Watlington	Joshua Cash
Name	Name

Secretary	Director, Commercial Counsel
Title	Title

18th June 2014	June 17, 2014
Date	Date